ADVISORSHARES TRUST

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

NYSE Arca Ticker: VEGA

Supplement dated April 27, 2022 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”). It should be read in conjunction with those documents and retained for future reference.

ChangePath, LLC, the sub-adviser to the Fund, has changed its name to “CreativeOne Wealth, LLC.” All references to ChangePath, LLC in the Summary Prospectus, Prospectus and SAI are hereby replaced with references to CreativeOne Wealth, LLC. In addition, Jason Scott joins Kenneth Hyman as a portfolio manager of the Fund. There is no change to the portfolio management services or the Fund’s sub-advisory fee.

The following specific changes are made to the Summary Prospectus, Prospectus and SAI:

The following replaces the table under “Portfolio Managers” on page 7 of the Summary Prospectus and Prospectus:

Name and Title	Length of Service with the Sub-Advisor
Kenneth R. Hyman, Executive Vice President	since October 2020
Jason Scott, Director of Asset Management	since January 2022

The following replaces the biographical information for the Fund’s portfolio managers on page 16 of the Prospectus:

Kenneth R. Hyman, Executive Vice President (EVP). Mr. Hyman serves as an EVP and portfolio manager for the Sub-Advisor. Mr. Hyman joined the Sub-Advisor in October 2020 after the Sub-Advisor acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest Advisory Services, LLC, the former sub-advisor to the Fund. Mr. Hyman founded Partnervest Financial Group, LLC in 2001 and was responsible for the direction and oversight of its business affairs and served as a portfolio manager and member of the Investment Management Committee. Established in 2001, Partnervest provided investment management solutions to investors and the advisors that served them. Mr. Hyman also provided consulting services to Elysian Capital Holdings LLC, an equity owner of Partnervest and served as the Chief Compliance Officer of its subsidiaries, Elysian Capital Markets Group, LLC and MIT Associates, LLC. Prior to establishing Partnervest Financial Group, LLC, Mr. Hyman was the Senior Executive and Financial Officer for Integral Securities, Inc. and Integral Securities Europe Ltd. He was also the Founder of a financial services consulting firm that operated under the name “Partnervest” and specialized in operations, e-commerce, financial operations, compliance and regulatory issues, product and service development, and business strategies. Prior to his time at Partnervest and Integral, Mr. Hyman was the Managing Principal and Chief Operating Officer of Mercer Global Securities and the Director of Operations for Mercer Global Advisors, one of the nation’s largest fee-only financial planning and investment management firms. He was also the Vice President of trading for Associated Financial Group, a financial services company providing support to more than 328 representatives in over 179 branch and satellite offices.

Jason Scott, Director of Asset Management. Mr. Scott is responsible for asset analyses and due diligence for the Sub-Advisor. He serves as Chairman of the Investment Committee, Co-Portfolio Manager and advises on investment management solutions. Mr. Scott is experienced in portfolio management, including investment analysis, option-based strategies, trading and managing client relationships. Prior to joining the Sub-Adviser, Mr. Scott oversaw portfolio management for Northwestern Mutual Investment Services located in the Kansas City area from 2019 to 2021. While there, he was responsible for choosing investments and analyzing and building portfolios for clients, including those with high net worth. Prior to that, he was with American Century Investments, providing investment management solutions from 2014 to 2019. Mr. Scott is a Chartered Market Technician (CMT®) and incorporates technical, quantitative, and qualitative methodologies into his approach to managing investments. An educator at heart, Mr. Scott received his M.S. in Education from Southwest Baptist University in Bolivar, Missouri and holds his Series 7, 65, and 63 licenses.

The following replaces the information relating to the Fund under “Portfolio Managers” on page 72 of the SAI:

Fund	Portfolio Manager(s)
AdvisorShares STAR Global Buy-Write ETF	Kenneth R. Hyman Jason Scott

The following information for Mr. Scott is added to the section relating to the Fund under “Portfolio Managers” beginning on page 73 of the SAI:

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation from the Fund or the Advisor. Mr. Hyman and Mr. Scott receive an annual salary, firm benefits, and a bonus based on employee performance and firm revenue. Compensation is not based on Fund performance or the value of the assets held in the Fund’s portfolio.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Jason Scott	$0

* Information provided as of March 31, 2022.

Other Accounts Managed by Portfolio Managers. As of March 31, 2022, Mr. Scott was responsible for the day-to-day management of other accounts as follows:

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jason Scott	0	$0	0	$0	74	$20.44

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.